EXHIBIT 32

CERTIFICATION PURSUANT TO 18 U.S.C. Sec. 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Las Vegas Xpress, Inc. (the “Company”) on Form 10-Q for the quarter ended September 30, 2019 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Albert Koenigsberg, Chief Executive Officer and I, Wanda Witoslawski, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

By:	/s/ Albert Koenigsberg
Albert Koenigsberg
Chief Executive Officer

By:	/s/ Wanda Witoslawski
Wanda Witoslawski
Chief Financial Officer